UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2025
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(713) 913-5608
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 31, 2025, Salarius Pharmaceuticals, Inc. (the “Company”) reconvened its 2025 Annual Meeting of Stockholders, which was originally held on December 19, 2025 (the “Annual Meeting”). As of October 24, 2025, the record date for the Annual Meeting, there were 1,051,782 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 417,443, or 39.7%, were present in person or represented by proxy, which constituted a quorum.

At the Annual Meeting, the stockholders voted and: (1) re-elected each of the Company’s two nominees for Class I director; (2) approved, by non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting; and (3) ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1. To elect two Class I directors to serve until the 2028 annual meeting or until their successors are duly elected and qualified:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Arnold C. Hanish	143,525	11,932	5,761	256,225
William K. McVicar	143,599	10,058	7,561	256,225

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,240	22,606	6,372	256,225

Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Abstentions
401,439	12,132	3,872

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: January 2, 2026	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Executive Vice President & Chief Financial Officer